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                                                                   EXHIBIT 10.22

                        STANDARD INDUSTRIAL/COMMERCIAL
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                       MULTI-TENANT LEASE-MODIFIED GROSS
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    1.     Basic Provisions ("Basic Provisions").

           1.1 Parties: This Lease ("Lease"), dated for reference purposes only, November 6, 1997, is made by and between AGBRI Cowan, LLC, a Delaware
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limited liability company ("Lessor") and New Century Financial Corporation, a
Delaware corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

           1.2(a) Premises: That certain portion of the Building, comprising approximately 66,310 square feet of rentable area, as defined in Paragraph 2, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 17701 Cowan, located in the City of Irvine, County of Orange, State of California, as outlined on Exhibit A attached hereto ("Premises"). The Premises are comprised of two portions. The first portion, referred to herein from time to time as the Initial Premises, consists of 45,017 square feet of rentable area and shall be deemed to be delivered to and accepted by Tenant as of the Commencement Date. The second portion of the Premises consists of 21,293 square feet of rentable area, shall be referred to herein from time to time as the "Expansion Premises," and shall be automatically be considered to be a part of the Premises upon the date that is the earlier to occur of (i) the date Lessee first occupies the Expansion Premises, or (ii) the first day of the seventh (7th) calendar month after the month in which the Commencement Date occurs (the "Expansion Commencement Date"). The location of the Expansion Premises is depicted on Exhibit A. The "Building" is that certain building containing the Premises. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project." (Also see Paragraph 2.)

           1.2(b) Parking: Lessee's prorata share of unreserved vehicle parking spaces, on a non-exclusive basis, ("Unreserved Parking Spaces"). (Also see Paragraph 2.6)

           1.3 Term: Five years ("Original Term" commencing upon the earlier to occur of the substantial completion of the Tenant Improvements for the Initial Premises, as such terms are described in the Tenant Work Letter attached hereto as Exhibit B, or January 1, 1998, (unless extended due to Unavoidable Delays as provided in the Tenant Work Letter) (the "Commencement Date") and ending December 31, 2002 ("Expiration Date"). (Also see Paragraph 3.)

           1.4 Early Possession: Not Applicable ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3).

           1.5 Base Rent: (i) $1.24 per square foot of Rentable Area, as hereinafter defined, per month, or any pro rata portion thereof for months one
(1) through thirty (30) of the Lease Term, increasing to (ii) $1.32 per square foot for months thirty-one (31) through sixty (60) of the Lease Term ("Base Rent"), payable on the Commencement Date, and thereafter on the first day of each month during the Lease Term. The Base Rent for the Expansion Premises shall be due and payable on the Expansion Commencement Date and thereafter on the first day of each month during the Lease Term.(Also see Paragraph 4.)

           1.6(a) Base Rent Paid Upon Execution: $55,821.08 as Base Rent for the first month of the Lease Term.

           1.6(b) Lessee's Share of Common Area Operating Expenses: Seventy six and sixty-six one hundredths percent (76.66%) ("Lessee's Share") as determined by prorata rentable square footage of the Premises as compared to the total rentable square footage of the Building.

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           1.7     Security Deposit: Equal to 110% of the first months Base
Rent ("Security Deposit").

           1.8 Permitted Use: General Office, storage, sales and administrative use ("Permitted Use") (Also see Paragraph 6.)

           1.9 Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.)

           1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[XXX]      CB Commercial represents Lessor exclusively ("Lessor's Broker")

[XXX]      Lee and Associates represents Lessee exclusively ("Lessee's Broker");
or

           1.11   Guarantor. Not Applicable.

           1.12 Addenda and Exhibits. Attached hereto are Exhibit A and B, and the Extension Option Rider, all of which constitute a part of this Lease.

     2.    Premises, Parking and Common Areas.

           2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. The term "Rentable Area" or "square foot(age)", or any derivation thereof, as used in this Lease, shall mean the number of square feet in the Premises, as determined by Lessor. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may be used in calculating rental and/or Common Area Operating Expenses or other sums to be paid by Lessee, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined herein) based thereon is not subject to revision whether or not the actual square footage of the Building or the Premises, or any portion thereof, is more or less.

           2.2 Condition. On the Commencement Date, Lessor shall provide the Initial Premises to Lessee with the tenant improvements to the Building and the Initial Premises as the same are described in the Tenant Work Letter attached hereto as Exhibit B (the "Lessee Improvements") being substantially completed. Additionally, Lessor shall deliver the Initial Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Initial Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date and the skylights therein shall be in watertight condition and repairs to concrete sub-floor shall be completed in a good and workmanlike manner. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

           2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that, unless specified to the contrary herein or in the Tenant Work Letter, it shall be Lessor's responsibility to insure that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises and the Common Areas of the Building and which have been constructed or installed by Lessor or at Lessor's instigation shall comply or shall be made to comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to

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any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

                  Lessee warrants that any improvements (other than those constructed by Lessor or at Lessor's direction) on or in the Premises which are constructed or installed by Lessee shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date and throughout the Term of this Lease. Said warranties shall specifically apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessee shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessor or any governmental authority, take such action, at Lessee's expense, as may be deemed reasonable or appropriate by Lessor to rectify the non-compliance.

           2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to the occupancy of the Premises by Lessee and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties or is responsible for any additional investigation with respect to said matters other than as set forth in this Lease. Accordingly, except as may be otherwise specifically provided in this Lease, Lessee hereby accepts the Premises and the Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use or initial build out of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto.

           2.5    Intentionally Omitted.

           2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

                  (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities or depicted on the Site Plan.

                  (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

           2.7 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project

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and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other lessees of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

           2.8 Common Areas--Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

           2.9 Common Areas--Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Project.

           2.10 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make reasonable changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, ingress, egress, direction of traffic, decorative walls, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways,;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land outside the boundaries of (but contiguous to) the Project to be a part of the Common Areas;

                  (d) To add additional buildings and improvements to the Common Areas so, long as the same are contiguous to the Project;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

     3.    Term.

           3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3. Options to extend the Original Term of the Lease are described in the Extension Option Rider attached hereto. For purposes of this Lease, the

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Term of this Lease shall refer to the Original Term, as it may be extended by any properly exercised options granted hereunder.

           3.2    Intentionally Omitted.

           3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee.

     4.    Rent.

           4.1 Base Rent, Utilities and Janitorial Services. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. For purposes of this Lease, Base Rent and all other sums or charges due Lessor from Lessee hereunder may be collectively referred to from time to time as "Rent." Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or act such other addresses as Lessor may from time to time designate in writing to Lessee. Lessee shall also pay directly for all utilities and janitorial services supplied to the Premises except for water, including but not limited to electricity, telephone, security systems in the Premises, if any, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable approximation, to be determined by Lessor, of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2.

           4.2 Common Area Operating Expenses Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b) of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

                  (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.6(b) of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of rentable area of the Premises by the total approximate square footage of the rentable area contained in the Project.

                  (b) "Base Year" is defined as the calendar year 1998.

                  (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year. Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

                  (d) "Common Area Operating Expenses" or "Operating Expenses" are defined, for purposes of this Lease, as all costs, expenses and amounts, of every kind and nature incurred by Lessor relating to the management, ownership, repair, restoration or operation of the Project, including, but not limited to, the following:

                      (i) The operation, repair and maintenance of the Project, in neat, clean, safe, good order and condition, including but not limited to the following:

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                         (aa) The Common Areas, including their surfaces,
coverings, decorative items carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                         (bb) Exterior signs and any tenant directories.

                         (cc) All heating, air conditioning, plumbing,
electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                  (ii) The cost of water, gas, electricity and telephone to service the Common Areas and the Project.

                  (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                  (iv) Reserves set aside for maintenance and repair of Common Areas.

                  (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

                  (vi) Any "Insurance Cost Increase" (as defined in Paragraph 8.1).

                  (vii) The cost of the liability and property insurance policies maintained by Lessor pursuant to the terms hereof with respect to the Common Areas.

                  (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                  (ix) Labor, salaries and applicable, reasonable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Project and accounting and a management fee attributable to the operation of the Project;

                  (x) Replacements of equipment or improvements to the extent the same are either (a) reasonable or necessary, or (b) reasonably anticipated to reduce the costs of operating the Project.

                  (xi) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                  (xii) any equipment rental agreements or management agreements (including the cost of any management fee) and costs of operation and maintenance of a room for delivery and distribution of mail (if such a room is provided) including the fair rental value of such mail room

                  (xiii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

           (e) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to the operation, repair and maintenance thereof, may be allocated entirely to the Building.

           (f) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have
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said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

           (g) If Lessor is not furnishing any particular work or service (the cost of which, if performed by Lessor, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Lessor, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Lessor if it had at its own expense furnished such work or service to such tenant. If the Building is not fully occupied during all or a portion of any Expense Year, Lessor shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been ninety-five percent (95%) occupied and fully assessed.

           (h) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee s Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(h) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee s Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

     5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any potion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee within thirty
(30) days (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

     6.    Use.

           6.1    Permitted Use.

                  (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that

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is unlawful, creates waste or a nuisance or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

           6.2    Hazardous Substances.

                  (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (use hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not, in Lessor's good faith and reasonable business judgment, expose the Premises, the Project, or neighboring properties to any risk of contamination or damage or have the potential to expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises the Project and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                  (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lease shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

     (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control or with Lessee's knowledge or consent. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier

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termination of this Lease. Neither the expiration of this Lease due to the passage of time, nor any termination, cancellation or release agreement entered into by Lessor and Lessee, shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement. Lessor shall indemnify, protect, defend and hold Lessee harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees necessitated by any Hazardous Substance brought onto the Premises by or for Lessor. Lessor's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessor, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. Neither the expiration of this Lease due to the passage of time, nor any termination, cancellation or release agreement entered into by Lessor and Lessee, shall release Lessor from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessee in writing at the time of such agreement.

     (d) Exculpation of Lessor. Other lessees of the Project may use, handling or store certain Hazardous Substances in connection with such lessees' use of their premises. The failure of another lessee to comply with applicable laws and procedures could result in a release of Hazardous Substances and contamination to the Project, or any part thereof or the soil and ground water thereunder. In the event of such release, the lessee responsible for the release, and not Lessor, shall be solely responsible for any claim, damage or expense incurred by Lessee by reason of such contamination. Lessee waives any rights it may have to later assert that the foregoing release does not cover unknown claims. Lessee and anyone claiming by, through or under Lessee hereby fully and irrevocably releases Lessor, its partners and their respective employees, officers, directors, representatives, agents, successors and assigns from any and all claims that it may now have or hereafter acquire against such persons and entities for any cost, loss, liability, damage, expense, demand, action or cause of action arising from or related to any construction defects, errors, omissions or other conditions, including, but not limited to, environmental matters, affecting the Property, or any portion thereof. This release includes claims of which Lessee is presently unaware or which Lessee does not presently suspect to exist in its favor which, if known by Lessee, would materially affect Lessee's release of Lessor. Lessee specifically waives the provision of California Civil Code (S) 1542, which provides as follows:

           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."


                       DG                             BAM
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                Lessor's Initials              Lessee's Initials

           6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, now in effect or which may hereafter come into effect whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof and relating in any manner to the Premises and Lessee's use thereof. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Project.

           6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time

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in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

     7. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

           7.1    Lessee's Obligations.

                  (a) Subject to the other terms and provisions hereof, including the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                  (b) Intentionally Omitted.

                  (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

           7.2    Lessor's Obligations. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), and subject to the reimbursement requirements of Paragraph 4.2, Lessor, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises if broken by Lessee or its agents or invitees. There shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this
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Lease because of Lessor's failure to keep the Building, Project or Common Areas in good order, condition and repair.

           7.3    Utility Installations, Trade Fixtures, Alterations.

                  (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent.

                  (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation. Lessee shall pay to Lessor all of Lessor's actual costs incurred in conjunction with the review of Lessee's proposed Alterations or Utility Installations within fifteen (15) days of Lessee's receipt of an invoice therefore.

                  (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor, in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

           7.4    Ownership, Removal, Surrender, and Restoration.

                  (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof,

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all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, automatically and without further action on the part of Lessor, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee unless otherwise specified to Lessee by Lessor at the time such Attention or Utility. Installation is approved by Lessor.

                  (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

                  (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

     8.    Insurance; Indemnity.

           8.1    Payment of Premium Increases.

                  (a) As used herein, the term "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance applicable to the Project and required to be carried by Lessor, pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium." If a dollar amount has not been inserted in Paragraph 1.9 and if the Building has been previously occupied during the twelve (12) month period immediately preceding the Commencement Date, the "Base Premium" shall be the annual premium applicable to the Base Year.

                  (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

           8.2    Liability Insurance.

                  (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke fumes from a hostile fire. The

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policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

           8.3    Property Insurance-Building, Improvements and Rental Value.

                  (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (including the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                  (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                  (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

           8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade

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Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

           8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

           8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

           8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, employees, officers, independent contractors, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

           8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the

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Project unless Lessor is negligent in such failure. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

           8.9 No Representation or Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

     9.    Damage or Destruction.

           9.1    Definitions.

                  (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                  (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                  (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved and where the proceeds of such insurance are available to Lessor for repair of the Premises.

                  (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                  (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

           9.2 Premises Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which ease this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or

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destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

           9.3 Partial Damage - Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

           9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate upon the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

           9.5    Damage Near End of Term. If at any time during the last six
(6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

           9.6    Abatement of Rent; Lessee's Remedies.

                  (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repairs, remediation or restoration continues, shall be abated in proportion to the degree to which, in Lessor's good faith reasonable business judgment, Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall

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be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair remediation or restoration.

                  (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, the repair or restoration of the Premises within ninety (90) days after either (i) such obligation shall accrue, or (ii) receipt or all applicable insurance proceeds, whichever time period is greater, then, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean either the authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

           9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefore (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(e) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

           9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

           9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

     10.   Real Property Taxes.

           10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Project, and except as otherwise provided in Paragraph 10.3, any increases in such amount over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

           10.2   Real Property Tax Definitions.

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                  (a) As used herein, the term "Real Property Taxes" shall
include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Project by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Project or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Project or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

                  (b) As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in 1998. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

           10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

           10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included with the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor' reasonable determination thereof, in good faith, shall be conclusive.

           10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Project. When Possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d). Lessee shall not make connection to the utilities except by or through existing outlets, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading. There shall be no abatement of rent and Lessor shall not be liable in any respect

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whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

     12.   Assignment and Subletting.

           12.1   Lessor's Consent Required.

                  (a) Except as specifically, provided herein, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign" or "assignment") or sublet all or any part of Lessee's interest or obligations in or under this Lease or in the Premises without Lessor's prior written consent given under the subject to the terms of Paragraph 36, which Lessor shall not withhold unreasonably. The parties agree, however, that in approving or disapproving of any proposed assignment or subletting of the Premises or the Lease, Lessor shall be entitled to take into consideration, by way of example and not limitation, any or all of the criteria set forth below and that it shall not be unreasonable for Lessor to withhold its consent if any of the following circumstances exist or may exist: (i) the transferee's contemplated use of the Premises following the proposed assignment or subletting is different from the permitted use specified herein; (ii) in Lessor's reasonable business judgment, the transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under the Lease; (iii) in Lessor's reasonable business judgment, the present net worth of the transferee is less than the greater of Lessee's net worth at the Effective Date or Lessee's net worth at the date of Lessee's request for consent to the assignment or subletting; (iv) in Lessor's reasonable business judgment, the Rent that Lessor reasonably anticipates receiving from the transferee is less than that which Lessor has received from Lessee; (v) the proposed assignment or subletting would breach any covenant of Lessor in any other lease, financing agreement or other agreement relating to the Project or otherwise; or (vi) the transferee requests an amendment to the Lease other than the identity of Lessee. No assignment or subletting shall release Lessee from its obligations and liabilities hereunder.

                  (b) A Change of Control of Lessee shall constitute an assignment requiring Lessor's consent. Change of Control shall mean the transfer by sale, assignment, death, incompetency, mortgage, deed of trust, trust, operation of law, or otherwise, of any shares, voting rights or ownership interest which will result in a change in the identity of the entity, entities, person or persons exercising, or who may exercise, effective control of Lessee, unless such change results from the trading of shares listed on a recognized public stock exchange and such trading is not for the purpose of acquiring effective control of Lessee. If Lessee is a private corporation whose stock becomes publicly held, the transfers of such stock from private to public ownership shall not be deemed a Change of Control. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose. Any provision of this Paragraph 12.1 to the contrary notwithstanding, Lessor's approval shall deemed given to an assignment or subletting to any person or entity who controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee or to any person or legal entity which acquires all the assets of Lessee as a going concern of the business being conducted on the Premises (each of the foregoing is hereinafter referred to as a "Lessee Affiliate"); provided that before such assignment shall be effective, (a) said Lessee Affiliate shall assume, in full, the obligations of Lessee under this Lease, (b) Lessor shall be given written notice of such assignment and assumption, (c) the use of the Premises by the Lessee Affiliate shall be as set forth in Section 1.8. and (d) the remaining portions of this Lease, including but not limited to those pertaining to the assignment and/or subletting of this Lease, and specifically including the terms and provisions of Paragraph 12.2, shall continue to apply. For purposes of this paragraph, the term "control" means possession, directly or indirectly, of more than fifty percent (50%) of the ownership interests of such entity.

                  (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or may, in Lessor's good faith reasonable business judgment, result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount

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equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

                  (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to exercise any of its rights at law, or equity or otherwise including but not limited to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior the adjustment specified in Lessor's Notice.

                  (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

           12.2   Terms and Conditions Applicable to Assignment and Subletting.

                  (a) Regardless of whether Lessor's consent is given or deemed given, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor
(iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                  (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                  (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                  (d) In the event of any Default of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                  (e) Should Lessee desire to enter into an assignment or subletting transaction, Lessee shall give notice thereof to Lessor by requesting in writing Lessor's consent to such assignment or subletting at least thirty (30) days before the proposed effective date of any

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such assignment or subletting and shall provide Lessor with the following: (i)
the full particulars of the proposed assignment or subletting transaction, including its nature, effective date, terms and conditions, and copies of any documents pertaining to such proposed transaction; (ii) a description of the identity, net worth and previous business experience of the transferee, including, without limitation, copies of transferee's latest income, balance sheet and change-of-financial-position statements (with accompanying notes and disclosures of all material changes thereto) in audited form, if available, and certified as accurate by the transferee; and (iii) any further information relevant to the transaction which Lessor shall have requested within thirty (30) days after receipt of Lessee's request for consent and all information specified above in Subsections (i), (ii) and (iii).

                  Each assignment or subletting shall be evidenced by an instrument made in such written form as is satisfactory to Lessor and executed by Lessee and transferee. By such instrument, transferee shall assume all the terms, covenants and conditions of this Lease which are obligations of Lessee. Lessee shall remain fully liable to perform its duties under the Lease following the assignment or subletting. Lessee shall, on demand of Lessor, reimburse Lessor for Lessor's reasonable costs, including legal fees, incurred in obtaining advice and preparing documentation for each assignment or subletting to which Lessor has consented.

                  (f) Any assignment of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                  (g) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor. In the event of such a rental adjustment and whether or not the assignee or sublessee is a Lessee Affiliate as provided above in subparagraph 12.1 (b), then Lessor and Lessee shall each be entitled to fifty percent (50%) of any such increased rental amount less the amount of any reasonable and necessary marketing costs or leasing commissions paid to unaffiliated third parties.

           12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under this sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the Performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                  (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may

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require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                  (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                  (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

     13.   Default; Breach; Remedies.

           13.1 Default; Breach. Lessee's obligations to Lessor hereunder shall include any and all costs or expenses incurred by Lessor in conjunction with enforcing Lessor's rights and remedies hereunder, which shall include, but shall not be limited to, any attorneys' fees or other legal expenses or costs associated therewith Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), and that Lessor may include the cost of legal services in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of a Default, including but not limited those listed below, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                  (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                  (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

                  (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its
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then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                  (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

           13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award
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provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1 (b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                  (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

           13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or Tenant Improvement Allowances or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease and prorated based upon the portion of the Lease Term expired at the time of the Breach when compared to the portion of the Lease Terms (including unexercised options) remaining. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

           13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to

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six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

           13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

     14. Condemnation. If the Premises or any portion thereof are permanently taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

     15.   Brokers' Fees

           15.1 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

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     16.   Tenancy and Financial Statements.

           16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such reasonable, factual additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

           16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

     18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

     20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

     21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

     22. No Prior or other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

     23.   Notices.

           23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and shall be and deemed duly served or given when actually delivered, if personally delivered (including delivery by Federal Express, Express Mail or other similar overnight or personal courier service which confirms delivery in writing), or within three (3) business days after deposit in the U.S. Mail, if sent by certified mail, postage prepaid, return receipt requested and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or

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permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

           23.2   Intentionally Omitted.

     24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

     25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease, in a form acceptable to Lessor, for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

     26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred twenty five percent (125%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

     27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

     29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

     30.   Subordination; Attornment; Non-Disturbance.

           30.1 Subordination. This Lease and any Option granted hereby shall automatically be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device and amendment thereto (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any, Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

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           30.2   Attornment. Subject to the non-disturbance provisions of
Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

           30.3 Non-Disturbance. With respect to Security Devices entered into for the first time (as opposed to amendments or modifications to existing Security Devices) by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

           30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or nondisturbance agreement as is provided to herein.

     31. Attorneys' Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

     32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

     33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

     34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building without Lessor's prior written consent. Any such signs shall comply with Applicable Requirements and the signage criteria established for the Project by Lessor. Subject to Lessor's reasonable prior consent as to design, size and location, Lessee shall be entitled, at its sole cost and expense, install a sign for "New Century Financial Corporation" or similar on the exterior of the Building on the MacArthur Boulevard side of the Building, which sign shall be no lower than the sign for any other tenant on the same side of the exterior of the Building. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of all governmental regulations and this Lease, including Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Lessor shall use its good faith efforts in cooperating with

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Lessee to acquire all necessary governmental approvals for Lessee's signs that are otherwise acceptable to Lessor. Lessor shall provide, at its sole cost and expense, an interior Building directory sign identifying Lessee and a sign on the exterior door of the Premises also identifying Lessee. Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

     35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

     36.   Consents.

           (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Request for Lessor's consent to any matter hereunder, including regarding a requested assignment or subletting of Lessee's leasehold or any portion thereof, shall be responded to by Lessor within fifteen (15) business days of receipt of all requisite documents and information pertaining to such request. The failure of Lessor to respond to Lessee's request within such time period shall be deemed to be Lessor's disapproval of such request. Lessor's actual costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

           (b) All conditions to Lessors consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

     37.   Guarantor.

           37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

           37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the
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authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or
(d) written confirmation that the guaranty is still in effect.

     38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, and except as otherwise provided herein, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     39.   Options.

           39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

           39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

           39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

           39.4   Effect of Default on Options.

                  (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Default under Paragraph
13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                  (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force of effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or
(ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

     40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and

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unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees.

     41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties and shall install, at Lessee's sole cost and expense, any and all necessary security devices. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses

     42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility race-ways, dedications maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

     Lessor shall further have the following rights:

                  (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

                  (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                  (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

                  (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

     In addition to the foregoing, Lessee shall not:

                  (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

                  (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

     43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum of much thereof as it was not legally required to pay under the provisions of this Lease.

     44. Authority. If either Party thereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

     45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

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     46.   Offer. Preparation of this Lease by either Lessor or Lessee or
Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

     47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

     48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

     49. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Building or the Project or any portion thereof.

     50. Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of the Lease. Whenever required by the context of this Lease, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Lease shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same and, consequently, any inconsistencies or ambiguities herein shall not be interpreted against either party as the drafter of the Lease. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Lease. All exhibits referred to in this Lease are attached and incorporated by this reference.

     51. Satellite Dish. Lessor acknowledges that Lessee intends to install a satellite dish on the roof of the Building, in size and type and location reasonably approved by Lessor in writing. Lessor agrees that Lessee, at its sole cost and expense, and subject to all applicable governmental rules and regulations, has the right to install the satellite dish on the roof of the Building, so long as the same conforms to the design and specifications approved by Lessor. Lessee agrees to install the satellite dish in accordance with sound construction practices. Lessee further agrees to use any specified roofing contractor specified by Lessor. Upon the expiration or earlier termination of the Lease, Lessee shall, if so directed by Lessor, remove the Satellite Dish and repair the roof of the Building so as not to impair the integrity of the roof or any portion thereof, or otherwise affect the Building or any warranty benefiting the Building.

     52. Notice of Intent to Sell. If, during the Lease Term, Lessor intends to sell the Building or the Project and such sale is not a part of a portfolio sale or other sale including other property or properties, then Lessor shall notify Lessee of its intent to so sell the Building or the Project.

////

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     LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM
AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES,

     The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:__________________________     Executed at:_________________________

on:___________________________________     on:__________________________________


By LESSOR:                                 By LESSEE:

AGBRI Cowan, LLC, a Delaware limited       New Century Financial Corporation, a
liability company                          Delaware corporation

By: AG Asset Manager

By: /s/ ??^^                               By: /s/ BRAD A. MORRICE
   -----------------------------------        ----------------------------------
Name Printed:                              Name Printed: BRAD A. MORRICE
             -------------------------                  ------------------------
Title:                                     Title: PRESIDENT
      --------------------------------           -------------------------------
By:                                        By:
   -----------------------------------        ----------------------------------
Name Printed:                              Name Printed:
             -------------------------                  ------------------------
Title:                                     Title:
      --------------------------------           -------------------------------
Address:                                   Address:
        ------------------------------             -----------------------------

--------------------------------------     -------------------------------------

Telephone: (  )                            Telephone: (718) 440-7030
               -----------------------                     ---------------------
Facsimile: (  )                            Facsimile: (718) 440-7033
               -----------------------                     ---------------------

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

                            EXTENSION OPTION RIDER

     This Extension Option Rider ("Rider") is made and entered into by and between AGBRI Cowan, LLC, a Delaware limited liability company ("Lessor"), and New Century Financial Corporation, a Delaware corporation ("Lessee"), and is dated as of the Effective Date of the Lease ("Lease") by and between Lessor and Lessee to which this Rider is attached. The agreements set forth in this Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Rider are inconsistent with the terms of the Lease, the terms of this Rider shall control.

     1.    Option to Extend Lease Term. Lessor hereby grants to Lessee one
           ---------------------------
(1) option to extend the Lease Term for a period of sixty (60) months (the "Option Term"). The option must be exercised, if at all, by written notice ("Option Notice") delivered by Lessee to Lessor not more than thirteen (13) and not less than six (6) months prior to the end of the initial Lease Term. Further, the option shall be deemed not to be properly exercised, if, as of the date of the Option Notice or at the end of the initial Lease Term or extended Lease Term (whichever is applicable), Lessee is in default under the Lease or if Lessee has previously been in default under this Lease more than once. Provided Lessee has properly and timely exercised the option, the Lease Term shall be extended for the number of months specified above, and, except as provided below, all terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect. The rights contained in this Extension Option Rider shall be personal to Lessee and may only be exercised by Lessee (and not any assignee, sublessee or other transferee of Lessee's interest in this Lease) if Lessee occupies the entire Premises.

     2.    Adjustment to Base Rent. Base Rent shall be adjusted as of the
           -----------------------
commencement of the Option Term to reflect 95% of the then-current prevailing market rental rate, as reasonably determined by Lessor (the "Fair Market Rental Value"). Fair Market Rental Value shall be established by comparison of similar space, improved as the Premises have been improved, including all Lessee-Owned Alterations and/or Utility Installations, within comparable office buildings in Irvine, as determined herein. In addition to the foregoing, and for purposes of calculating Fair Market Rental Value, rental inducements and concessions then being offered to prospective tenants, and brokerages commissions payable by landlords, shall be disregarded.

     3.    Exercise of Option. The option contained in this Extension Option
           ------------------
Rider shall be exercised by Lessee, if at all, and only in the following manner:
(i) Lessee shall deliver written notice to Lessor not more than thirteen (13) months nor less than six (6) months prior to the expiration of the initial Lease Term, stating that Lessee is interested in exercising its option; (ii) Lessor, after receipt of Lessee's notice, shall deliver notice (the "Option Rent Notice") to Lessee not less than four (4) months prior to the expiration of the initial Lease Term, setting forth the Fair Market Rental Value. Lessee shall have thirty (30) days after receipt of Lessor's notice of such estimated Fair Market Rental Value within which to (a) rescind in writing its exercise of the option to extend, or (b) to accept Lessor's estimated Fair Market Rental Value, in which case Lessor's estimated Fair Market Rental Value shall be the Base
Rent for the extended term, or (c) to confirm in writing Lessee's election to extend the term of this Lease, and to object in writing to Lessor's estimated Fair Market Rental Value. Failure of Lessee to timely object to the estimated Fair Market Rental Value submitted by Lessor shall conclusively be deemed to be Lessee's acceptance of said estimated Fair Market Rental Value so submitted by Lessor and the Lease Term shall be deemed to have been extended at the Base
Rent stated in Lessor's Option Notice. In the event Lessee objects to the estimated Fair Market Rental Value submitted by Lessor, Lessor and Lessee shall attempt in good faith to agree upon the Fair Market Rental Value of the Premise. If Lessor and Lessee fail to reach agreement on such Fair Market Rental Value within fifteen (15) days after Lessee has objected to or has been deemed to have objected to Lessor's estimated Fair Market Rental Value (the "Outside Agreement Date"), then Lessee shall submit to Lessor its estimated Fair Market Rental Value and each party's estimated Fair Market Rental shall be submitted to arbitration in accordance with Subparagraphs (a) through (g) below.

           (a) Lessor and Lessee shall attempt to agree upon a single arbitrator within fifteen (15) days after the Outside Agreement Date. If no such agreement is reached, then within thirty (30) days after the Outside Agreement Date Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker who has been unaffiliated with and

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transacted no business on behalf of Lessor or Lessee, as the case may be, over the previous five (5) year period and who shall have been active over the five
(5) year period ending on the date of such appointment in the Irvine area, of the type of the Premises.

           (b) The two arbitrators so appointed shall within fifteen (15) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators.

           (c) The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Lessor's or Lessee's estimated Fair Market Rental Value for the Premises, and shall notify Lessor and Lessee thereof. Such decision shall be based only upon whether each arbitrator believes that the Fair Market Rental Value estimated by Lessor or by Lessee is closest to the Fair Market Rental Value that such arbitrator believes would be payable as of the Expiration Date for similar commercial office space, taking into account such variables as are set forth above, and shall not be based upon a compromise or average of the figures submitted by Lessor and Lessee, respectively.

           (d) The decision of the majority of the three arbitrators shall be binding upon Lessor and Lessee.

           (e) If either Lessor or Lessee fails to appoint an arbitrator within the time period specified in Subparagraph (a) hereinabove, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

           (f) If the two arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, subject to the requirements of this Paragraph 3.

           (g) The costs of arbitration shall be paid by Lessor and Lessee equally.

If the process set forth in Subparagraphs (a) through (f) above has not resulted in a selection of Lessor's or Lessee's estimated Fair Market Rental Value by the commencement of the then applicable option period, Lessee shall continue to pay the Rent then being paid by Lessee, with an appropriate adjustment for accrued and unpaid rental if the arbitrators select Lessee's estimated Fair Market Rental Value.

           IN WITNESS WHEREOF, Lessor and Lessee have executed this Extension Option Rider as of the Effective Date.

LESSOR:                                      LESSEE:
-------                                      -------
AGBRI Cowan, LLC, a Delaware limited         New Century Financial Corporation,
liability company                            a Delaware corporation
By AG Asset Manager

By: /s/ ^^ILLEGIBLE SIGNATURE^^              By: /s/ BRAD A. MORRICE
   ----------------------------------           -------------------------------
Name Printed:                                Name Printed:
             ------------------------                     ---------------------
Title:                                       Title:
      -------------------------------              ----------------------------

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                                  EXHIBIT "A"
                                  -----------

                           DEPICTION OF THE PREMISES

                      [CHART OF FLOOR PLAN APPEARS HERE]

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                                  EXHIBIT "B"
                                  -----------
                       NEW CENTURY FINANCIAL CORPORATION
                              TENANT WORK LETTER
                              ------------------


     This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the "Tenant Improvements" within the Premises, as such term is defined below. Defined terms utilized herein and not otherwise defined shall have the meaning given them in the Lease. This Tenant Work Letter is organized chronologically and addresses the issues of the construction of the Tenant Improvements within the Premises, in sequence, as such issues will arise during the actual construction of such Tenant Improvements. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 52 (together with all Exhibits and
                     ---------------------
Riders) of this Lease to which this Tenant Work Letter is attached as Exhibit B
                                                                      ---------
and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portions of Sections 1 through 5 of this Tenant
                                            --------------------
Work Letter.

                                   SECTION 1
                                   ---------

                  DELIVERY OF THE PREMISES AND BASE BUILDING
                  ------------------------------------------

     Upon the execution and delivery of the Lease and evidence of insurance thereunder, Lessor shall deliver the Premises and "Base Building," as that term is defined below, to Lessee, and Lessee shall accept the Premises and Base Building from Lessor in their presently existing "as-is" condition. The "Base Building" shall consist of those portions of the Premises which were in existence prior to the construction of the tenant improvements in the Premises for the prior tenant of the Premises.

                                   SECTION 2
                                   ---------

                              TENANT IMPROVEMENTS
                              -------------------

     2.1   Tenant Improvement Allowance. Lessee shall be entitled to a one-time
           ----------------------------
improvement allowance (the "Tenant Improvement Allowance") in the amount of $25.00 per rentable square foot of the Initial Premises and $22.50 per rentable square foot of the Expansion Premises for the costs relating to the initial design and construction of Lessee's improvements, which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Lessor be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. The Improvements to be constructed in the Initial Premises and in the Expansion Premises shall be constructed concurrently pursuant to this Work Letter and the Lease.

     2.2   Disbursement of the Tenant Improvement Allowance.
           ------------------------------------------------

           2.2.1  Tenant Improvement Allowance Items. Except as otherwise set
                  ----------------------------------
forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Lessor only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                  2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work
                                           -----------
Letter, which fees shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to One Dollar and Thirty Cents ($1.30) per square foot of the Premises, and payment of the fees incurred by, and the cost of documents and materials supplied by, Lessor and Lessor's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant
                                                    -----------
Work Letter;

                  2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                  2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors' fees and general conditions;

                  2.2.1.4 The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                  2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by any applicable governmental regulations or building codes;

                  2.2.1.6  Sales and use taxes; and

                  2.2.1.7 All other costs actually incurred by Lessor in connection with the construction of the Tenant Improvements.

           2.2.2  Disbursement of Tenant Improvement Allowance. During the
                  --------------------------------------------
construction of the Tenant Improvements, Lessor shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Lessee and shall authorize the release of monies for the benefit of Lessee as follows:

                  2.2.2.1  Monthly Disbursements. On or before the 22nd day of
                           ---------------------
each calendar month, as determined by Lessor, during the construction of the Tenant Improvements (or such other date as Lessor may designate), Lessee shall deliver to Lessor: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Lessee, in a
              -----------
form to be provided by Lessor, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Lessee's Agents," as that term is defined in Section 4.1.2 of this Tenant Work
                                              -------------
Letter, for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Lessee's Agents which shall comply with the appropriate provisions, as reasonably determined by Lessor, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Lessor. Lessee's request for payment shall be deemed Lessee's acceptance and approval of the work furnished and/or the materials supplied as set forth in Lessee's payment request. Thereafter, Lessor shall deliver a check to Lessee made jointly payable to Contractor and Lessee in payment of the lesser of: (A) the amounts so requested by Lessee, as set forth in this Section
                                                                        -------
2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such
-------
retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Lessor does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.4 below, or due to any
                                      -----------
substandard work, or for any other reason. Lessor's payment of such amounts shall not be deemed Lessor's approval or acceptance of the work furnished or materials supplied as set forth in Lessee's payment request.

                  2.2.2.2  Final Retention. Subject to the provisions of this
                           ---------------
Tenant Work Letter, a check for the Final Retention payable jointly to Lessee and Contractor shall be delivered by Lessor to Lessee following the completion of construction of the Premises, provided that (i) Lessee delivers to Lessor properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) Lessor has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other Lessee's use of such other Lessee's leased premises in the Building and
(iii) Architect delivers to Lessor a certificate, in a form reasonably acceptable to Lessor, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed.

                  2.2.2.3  Other Terms. Lessor shall only be obligated to make
                           -----------
disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Lessee for Tenant

Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Lessor's property under the terms of the Lease.

                                   SECTION 3
                                   ---------

                             CONSTRUCTION DRAWINGS
                             ---------------------

     3.1   Selection of Architect/Construction Drawings. Lessee shall retain an
           --------------------------------------------
architect/space planner designated by or approved by Lessor (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section
                                                                     -------
3.1. Lessee shall retain the engineering consultants designated by or approved
---
by Lessor (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the Base Building. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications determined by Lessor, and shall be subject to Lessor's approval. Lessee and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Lessee and Architect shall be solely responsible for the same, and Lessor shall have no responsibility in connection therewith. Lessor's review of the Construction Drawings as set forth in this Section 3.1, shall be for its sole purpose and
                              -----------
shall not imply Lessor's review of the same, or obligate Lessor to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Lessor or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Lessee by Lessor or Lessor's space planner, architect, engineers, and consultants, Lessor shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Lessee's waiver and indemnity set forth in Section 10.1 of this Lease shall specifically apply
                           ------------
to the Construction Drawings.

     3.2   Final Space Plan. Lessee shall supply Lessor with four (4) copies
           ----------------
signed by Lessee of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Lessor may request clarification or more specific drawings for special use items not included in the Final Space Plan. Lessor shall advise Lessee within five (5) business days after Lessor's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Lessee is so advised, Lessee shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Lessor may reasonably require.

     3.3   Final Working Drawings. After the Final Space Plan has been approved
           ----------------------
by Lessor, Lessee shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Lessor and Lessee, Lessee shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Lessor for Lessor's approval. Lessee shall supply Lessor with four (4) copies signed by Lessee of such Final Working Drawings. Lessor shall advise Lessee within five (5) business days after Lessor's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Lessee is so advised, Lessee shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Lessor in connection therewith.

     3.4   Approved Working Drawings. The Final Working Drawings shall be
           -------------------------
approved by Lessor (the "Approved Working Drawings") prior to the commencement of construction of the Tenant Improvements by Lessee. After approval by Lessor of the Final Working Drawings,

Lessee may submit the same to the City of San Diego for all applicable building permits. Lessee hereby agrees that neither Lessor nor Lessor's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Lessee's responsibility; provided, however, that Lessor shall cooperate with Lessee in executing permit applications and performing other ministerial acts reasonably necessary to enable Lessee to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Lessor, which consent may not be unreasonably withheld.


                                   SECTION 4
                                   ---------

                    CONSTRUCTION OF THE TENANT IMPROVEMENTS
                    ---------------------------------------

     4.1   Lessee's Selection of Contractors.
           ---------------------------------

           4.1.1  The Contractor. A general contractor shall be retained by
                  --------------
Lessee to construct the Tenant Improvements. Such general contractor ("Contractor") shall be selected by Lessee and approved by Lessor in writing.

           4.1.2  Lessee's Agents. All subcontractors, laborers, materialmen,
                  ---------------
and suppliers used by Lessee (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Lessee's Agents") must be approved in writing by Lessor, which approval shall not be unreasonably withheld or delayed. If Lessor does not approve any of Lessee's proposed subcontractors, laborers, materialmen or suppliers, Lessee shall submit other proposed subcontractors, laborers, materialmen or suppliers for Lessor's written approval.

     4.2   Construction of Tenant Improvements by Lessee's Agents.
           ------------------------------------------------------

           4.2.1  Construction Contract; Cost Budget. Prior to Lessee's
                  ----------------------------------
execution of the construction contract and general conditions with Contractor (the "Contract"), Lessee shall submit the Contract to Lessor for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Lessee has accepted all bids for the Tenant Improvements, Lessee shall provide Lessor with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Lessee or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"). Prior to the commencement of construction of the Tenant Improvements, Lessee shall supply Lessor with cash in an amount (the "Over-Allowance Amount") equal to the difference between the amount of the Final Costs and the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Lessor, or in the process of being disbursed by Lessor, on or before the commencement of construction of the Tenant Improvements). The Over-Allowance Amount shall be disbursed by Lessor prior to the disbursement of any of the then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Final Costs have been delivered by Lessee to Lessor, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Lessee to Lessor immediately as an addition to the Over-Allowance Amount or at Lessor's option, Lessee shall make payments for such additional costs but of its own funds, but Lessee shall continue to provide Lessor with the documents described in Sections 2.2.2.1 (i),
                                                           ---------------------
(ii), (iii) and (iv) of this Tenant Work Letter, above, for Lessor's approval,
--------------------
prior to Lessee paying such costs.

           4.2.2  Lessee's Agents:
                  ---------------

                  4.2.2.1  Lessor's General Conditions for Lessee's Agents and
                           ---------------------------------------------------
Tenant Improvement Work. Lessee's and Lessee's Agent's construction of the
-----------------------
Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings;
(ii) Lessee's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Lessee's Agents of any changes which are necessary thereto, and Lessee's Agents shall adhere to such corrected schedule; and (iii) Lessee shall abide by all rules made by Lessor with respect to the use of any freight, loading dock and service elevators, parking areas and any staging areas, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

           4.2.2.2  Indemnity. Lessee's indemnity obligations under the Lease
                    ---------
shall also apply with respect to any and all claims, costs, losses, damages, injuries and liabilities related in any way to any act or omission of Lessee or Lessee's Agents, or anyone directly or indirectly employed by any of them, or in connection with Lessee's non-payment of any amount arising out of the Tenant Improvements and/or Lessee's disapproval of all or any portion of any request for payment. Such indemnities by Lessee, as set forth in this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Lessor's performance of any ministerial acts reasonably necessary (i) to permit Lessee to complete the Tenant Improvements, and (ii) to enable Lessee to obtain any building permit or certificate of occupancy for the Premises.

           4.2.2.3  Requirements of Lessee's Agents. Each of Lessee's
                    -------------------------------
Agents shall guarantee to Lessee and for the benefit of Lessor that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Lessee's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Lessor and Lessee, as their respective interests may appear, and can be directly enforced by either. Lessee covenants to give to Lessor any assignment or other assurances which may be necessary to effect such right of direct enforcement.

           4.2.2.4  Insurance Requirements.
                    ----------------------

                    4.2.2.4.1 General Coverages. All of Lessee's Agents shall
                              -----------------
carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Lessee as set forth in this Lease.

                    4.2.2.4.2 Special Coverages. Lessee shall carry
                              -----------------
"Builder's All Risk" insurance in an amount approved by Lessor covering the construction of the Tenant Improvements, and such other insurance as Lessor may require, it being understood and agreed that the Tenant Improvements shall be insured by Lessee pursuant to Lessee's insurance requirements under the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Lessor including, but not limited to, the requirement that all of Lessee's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Lessee as set forth in the Lease.

                  4.2.2.4.3 General Terms. Certificates for all insurance
                            -------------
carried pursuant to this Section 4.2.2.4 shall be delivered to Lessor before
                         ---------------
the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Lessor thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant

Improvements are damaged by any cause during the course of the construction thereof, Lessee shall immediately repair the same at Lessee's sole cost and expense. Lessee's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Lessor, except for any Products and Completed Operation Coverage insurance required by Lessor, which is to be maintained for ten (10) years following completion of the work and acceptance by Lessor and Lessee. All policies carried under this coverage in force until the Tenant Improvements are fully completed and accepted by Lessor, except for any Products and Completed Operation Coverage insurance required by Lessor, which is to be maintained for ten (10) years following completion of the work and acceptance by Lessor and Lessee. All policies carried under this Section 4.2.2.4 shall insure Lessor and Lessee, as
                            ---------------
their interests may appear, as well as Contractor and Lessee's Agents. All insurance, except Workers' Compensation, maintained by Lessee's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Lessor by Lessee under Section 4.2.2.2 of this Tenant Work Letter. Lessor may, in its
                ---------------
discretion, require Lessee to obtain a lien and completion bond or some alternate form of security satisfactory to Lessor in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Lessor as co-obligee.

           4.2.3  Governmental Compliance. The Tenant Improvements shall comply
                  -----------------------
in all respects with the following: (i) all applicable governmental regulations, including building codes, the Americans with Disabilities Act of 1990, and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

           4.2.4  Inspection by Lessor. Lessor shall have the right to inspect
                  --------------------
the Tenant Improvements at all times, provided however, that Lessor's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Lessor's rights hereunder nor shall Lessor's inspection of the Tenant Improvements constitute Lessor's approval of the same. Should Lessor disapprove any portion of the Tenant Improvements, Lessor shall notify Lessee in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Lessor of, the Tenant Improvements shall be rectified by Lessee at no expense to Lessor, provided however, that in the event Lessor determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Lessor may, take such action as Lessor deems necessary, at Lessee's expense and without incurring any liability on Lessor's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Lessor's satisfaction.

           4.2.5  Meetings. Commencing upon the execution of this Lease, Lessee
                  --------
shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Lessor, and Lessor and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Lessor's request, certain of Lessee's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Lessor. One such meeting each month shall include the review of Contractor's current request for payment.

     4.3   Notice of Completion: Copy of "As Built" Plans. Within ten (10) days
           ----------------------------------------------
after completion of construction of the Tenant Improvements, Lessee shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Orange in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Lessor upon such recordation. If Lessee fails to do so, Lessor may execute and file the same on behalf of Lessee as Lessee's agent for such purpose, at Lessee's sole cost and expense. At the conclusion of construction, (i) Lessee shall cause the Architect and Contractor
(A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction,
(B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Lessor two (2) sets of copies of such as-built drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Lessee shall deliver to Lessor a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

     4.4   Commencement Date and Substantial Completion.
           --------------------------------------------

           4.4.1  Substantial Completion: Punch-List. The Improvements shall be
                  ----------------------------------
deemed to be "Substantially Completed," and "Substantial Completion" shall be deemed to occur when Contractor certifies in writing to Lessor and Lessee that:
(a) Lessee has reasonable access to the Premises; (b) Contractor has substantially performed all of the Improvements work to be performed under this Work Letter, other than decoration and minor "punch list" items and adjustments which do not materially interfere with Lessee's access to or use of the Premises or Lessor or any other tenant's use of the Building, or in Lessor's reasonable determination, do not adversely affect any system of the Building; and (c) Contractor or Lessee has obtained a temporary certificate of occupancy or other required approval from the local governmental authority permitting occupancy of the Premises. Within three (3) business days after receipt of such certificate from Lessee, Lessor shall conduct a walk-through inspection of the Premises with Lessee to inspect the Premises and the Improvements. Within five (5) business days following such inspection, Lessor shall develop and provide to Lessee a written "punch list" specifying those improvements which require completion and other reasonable corrective work, which punch list items Lessee or Contractor shall thereafter diligently complete.

           4.4.2  Commencement Date. The Term of the Lease shall commence as
                  -----------------
provided in Section 1.3 of the Lease. The Commencement Date shall only be extended for Lessor's Delays and by Unavoidable Delays (as defined below). In no event shall the Commencement Date be extended as a result of any Lessee Delays. If, there are delays caused by Lessor or by Unavoidable Delays, the Commencement Date shall be extended by the number of days of Lessor Delays and Unavoidable Delays; provided, however, that if Substantial Completion of the Improvements is delayed as a result of any Lessee Delays described below, then the Commencement Date shall be accelerated by the number of days of such Lessee Delays.

           4.4.3  Lessee Delays.
                  -------------

                  4.4.3.1 Lessee's Delays. For purposes of this Work Letter,
                          ---------------
"Lessee Delays" shall mean any delay in substantial completion of the Improvements resulting from any or all of the following:

                          4.4.3.1.1  Lessee's failure to timely perform any of
its obligations pursuant to this Work Letter;

                          4.4.3.1.2  Lessee's changes to Final Working Drawings
after Lessee's and Lessor's approval thereof;

                          4.4.3.1.3  Lessee's request for long lead-time
materials, finished or installations unless approved by Lessor in the Final Working Drawings;

                          4.4.3.1.4  Any other delay, act or failure to act by
Lessee, Lessee's employees, agents, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Lessee, including the Contractor;

                  4.4.3.2 Lessor Delays. For purposes of this Work Letter,
                          -------------
"Lessor Delays" shall mean any delay in substantial completion of the Improvements resulting from any or all of the following:

                  4.4.3.2.1 Lessor's failure to timely approve revisions to the Final Working Drawings requested by Lessee; or

                  4.4.3.2.2  Lessor's failure to timely approve the Contract.

          4.4.3.3 Unavoidable Delays. Performance by either party under this
                  ------------------
Work Letter shall not be deemed to be in default where delays or defaults are otherwise due to war, insurrection, strikes, lock-outs, riots, floods, earthquakes, fires, casualties, acts of God, acts of public enemy, epidemics, quarantine restrictions, freight embargoes, lack of general transportation, governmental restrictions, moratoriums, acts or failure to act of any public, private or governmental agency or entity or any other causes beyond the control or without the fault of the party claiming an extension of time to perform as a result thereof (excluding a party's financial inability to perform) (individually, an "Unavoidable Delay").

                                   SECTION 5
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     5.1   Lessee's Representative. Lessee has designated William Dodge as its
           -----------------------                        -------------
sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Lessee as required in this Tenant Work Letter.

     5.2   Lessor's Representative. Lessor has designated Jim Ingebritsen, Matt
           -----------------------
Root and Tracy Knott as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Lessee, shall have full authority and responsibility to act on behalf of the Lessor as required in this Tenant Work Letter.

     5.3   Time of the Essence in This Tenant Work Letter. Unless otherwise
           ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Lessor, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Lessor.

     5.4   Landlord's Fee. Landlord shall be paid a fee in connection with
           --------------
Landlord's obligations set forth in this Tenant Work Letter with respect to reviewing, approving and supervising the design and construction of the Tenant Improvements for the Premises in the amount of 5% of the total cost to permit and construct the Tenant Improvements (exclusive of the lesser of (i) the costs paid by Lessee to third-party Architects or Engineers, or (ii) One Dollar and Thirty Cents ($1.30) per square foot of the Premises) which amount shall be deducted from the Tenant Improvement Allowance.

     5.5   Lessee's Lease Default. Notwithstanding any provision to the
           ----------------------
contrary contained in this Lease, if an event of Lessee Default as described in the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Lessor pursuant to this Lease, Lessor shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Lessor may cause Contractor to cease the construction of the Premises (in which case, Lessee shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Lessor under the terms of this Tenant Work Letter shall be forgiven until such time as such Default is cured pursuant to the terms of this Lease (in which case, Lessee shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Lessor).

     5.6   Fire Sprinkler System. Lessee acknowledges that Lessor is in the
           ---------------------
process of installing a Fire Sprinkler System in the Building. Lessee shall hold Lessor harmless from any delay or interference in Lessee's work schedule as a result of such work.